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                       [ARTHUR ANDERSON LLP LETTERHEAD]



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accounts, we hereby consent to the incorporation by reference in the Form S-8 of our report dated October 30, 1995 included in Alfin, Inc.'s Form 10-K for the year ended July 31, 1995 and to all references to our Firm included in this registration statement.


                                             /s/ Arthur Anderson LLP

MAY 21, 1996